EXHIBIT 10.43

UNITED STATES BANKRUPTCY COURT                   VOLUNTARY PETITION
         District of Colorado                    NO. 97 15695 SBB

IN RE: PAPONE'S PALACE LLC

TAX I.D. NO.: 84-1204410

STREET ADDRESS OF DEBTOR:
         118 MAIN STREET
         CENTRAL CITY, COLORADO 80427

                                                  VENUE
                                                  Debtor has  been domiciled or
                                                  has a principal place  of
                                                  business or principal assets
                                                  in this District for 180 days
                                                  immediately preceding the date
                                                  of   this petition

TYPE OF DEBTOR                                    CHAPTER OF
Limited Liability Company                         BANKRUPTCY CODE
                                                  [X] Chapter 11

NATURE OF DEBT                                    FILING FEE
         [X] Business                             [X] Filing fee attached

NATURE OF BUSINESS                                NAME & ADDRESS OF LAW
         Casino, not operating as of petition     FIRM
               date                               Rubner & Kutner, P.C.
                                                  303 E. 17th Street
                                                  Suite 500
                                                  Denver, CO 80203
                                                  Tel. No: 303/832-2400

                                                  NAME OF ATTORNEY
                                                  Lee M. Kutner 10966

[X] Debtor estimates that funds will be available for distribution to unsecured creditors

                                                  FILING OF PLAN

[X] Debtor intends to file a plan within the time allowed by statute, or order of the court

PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS
         None

PENDING BANKRUPTCY CASE FILED BY PARTNER OR AFFILIATE OF
THE DEBTOR
         None

                                                    SIGNATURES
s/s Lee M. Kutner                                    April 21, 1997

                                            CORPORATE OR PARTNERSHIP DEBTOR
                                            I declare  under  penalty of perjury
                                            that  the  information  provided  in
                                            this  petition  is true and  correct
                                            and that I have been  authorized  to
                                            file this  petition on behalf of the
                                            debtor.

                                            s/s Paul J. Montle
                                            Paul J. Montle
                                            Manager of LLC

                         UNITED STATES BANKRUPTCY COURT
                              District of Colorado
 RE: Papone's Palace LLC                                Case No. 97 15695 SBB
                                                              Chapter 11

              List of Creditors Holding 20 Largest Unsecured Claims

Name & Complete Mailing Address            Nature of Claim      Contingent,               Amount
& Telephone No.                                                  Unliquidated,
                                                                 Disputed or
                                                                 Sub. to Setoff

LS Capital Corporation                      Loans                                       752,882.00
15915 Katy Freeway, Suite 250
Houston, TX 77094
281/398-5588

Papone's Palace Acquisition Corp.           Loans                                       211,696.00
15915 Katy Freeway, Suite 250
Houston, TX 77094
281/398-5588

Earl Neudecker                              Loans             DISPUTED                    59,560.00
POB 280
Bayard, NM 88023
303/841-0877

AFCO Financial                              Financing                                      10,653.00
C/o Goodson Insurance Agencies              insurance
5600 South Quebec, Suite 200C
Greenwood, CO 80111
303/796-7436

Black Hawk/Central Sanitation               Sanitation                                         4,706.46
Sanitation District
POB 362
Black Hawk, CO 80422
303/582-3422

Kaiser Permanente Health Insurance         Trade                                                2,217.46
Dept. 57
Denver, CO 80281-0057
303/861-3434

Amtech Elevator Service                     Trade                                                  1,917.76
1500 W. Hampton Ave. # 4B
Englewood, CO 80110
303/761-3131

Colorado Quartermania Fund                  Trade                                                  1,566.57
Dept. 144
Denver, CO 80271-0144

Public Service Company of Colorado          Trade                                                  1,566.32
Bankruptcy Desk, Level 1
990 Bannock St.
Denver, CO 80204
303/623-1234

U.S. West                                   Trade                                                 1,475.06
Rocky Mountain Branch
7200 South Alton Highway, Bldg. 1A1
Englewood, CO 80112

Rocky Mountain News                         Trade                                                  1,190.28
440 West Colifax
Denver, CO 80202
303/892-6397





Universal Distributing of Nevada            Trade                                                      723.23
745 Grier Drive
Las Vegas, NV 89119

Coors Beer                                  Trade                                                719.39
1280 W. 47th St.
Denver, CO 80211
303/433-6541

Charles Schayer & Co.                       Trade                                                688.82
3839 Newport
Denver, CO 80207
303/399-5160

BFI Industries                              Trade                                                594.00
P.O. Box 5455
Denver, CO 80217
303/287-8043

Steve Chalket                               Trade                                                408.00
3656 Timberglen, Suite 308
Dallas, TX 75287

Nationwide Storage                          Trade                                                342.52
16845 Mt. Vernon Road
Golden, CO 80401
303/277-1658

Equal Wats                                  Trade                                                321.59
P.O. Box 441085
Houston, TX 77244-1085

City of Central City Water Department                                                            198.00
Box 249
Central City, CO 80427
303/582-1550


Dated: April 23, 1997                            Respectfully submitted,

                                                 RUBNER & KUTNER, P.C.
                                                 By: s/s Lee M. Kutner
                                                 --------------------
                                                 Lee M. Kutner # 10966
                                                 303 East 17th Avenue, Suite 500
                                                 Denver, CO 80203
                                                 Telephone: (303) 832-2400

                                                 ATTORNEYS FOR PAPONE'S PALACE
                                                     LLC